                                                                   EXHIBIT 10.39

                                    FORM OF
                         REGISTRATION RIGHTS AGREEMENT

            THIS REGISTRATION RIGHTS AGREEMENT, dated as of June 21, 2004 (this "Agreement"), by and among LODGIAN, INC., a Delaware corporation (the "Company"), and the other signatories hereto (the "Shareholders").

            WHEREAS, pursuant to that certain Exchange Agreement of even date herewith (the "Exchange Agreement") the Shareholders shall receive shares of the Company's Common Stock, which shall be non-transferable for the period of time and as described in the Lock-up Agreement of the Shareholders of even date herewith (the "Lock-up Agreement").

            WHEREAS, in connection with the foregoing, the Company has agreed, subject to the terms, conditions and limitations set forth in this Agreement, to provide the Shareholders and their respective successors, assigns and transferees as permitted herein with certain registration rights in respect of the Registrable Securities.

            NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            1.1. Definitions. Capitalized words and phrases used and not otherwise defined in this Agreement shall have the following meanings:

            Commission: means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

            Common Stock: means the common stock, par value $0.01 per share, of the Company and all shares hereafter authorized of any class of common stock of the Company, and, in the case of a reclassification, recapitalization or other similar change in such Common Stock or in the case of a consolidation or merger of the Company with or into another Person, such consideration to which a holder of a share of Common Stock would have been entitled upon the occurrence of such event.

            Company: includes, in addition to the Company, any successor or assignee corporation or corporations into which or with which Lodgian, Inc. may be merged or consolidated; any corporation for whose shares the Common Stock may be exchanged; and any assignee of or successor to all or substantially all of the assets of the Company.

            Exchange Act: means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

            Holder: means each of those Persons listed on Schedule A hereto, and each Person who is a Permitted Transferee of any Shareholder.

            Permitted Transferee: means:

            (i) In the case of a Shareholder which is a corporation, partnership, limited liability company or other entity, (a) any corporation, partnership, limited liability company or other Person controlled by, controlling, or under common control with any Shareholder to whom any Shareholder has Transferred shares of Common Stock or (b) any corporation, partnership, limited liability company or other Person to whom any Shareholder has Transferred, in the aggregate, 15% or more of such Shareholder's shares of Common Stock; and

            (ii) In the case of any Shareholder, any other Shareholder.

            Notwithstanding any Person's status as a Permitted Transferee, any Transfer of Registrable Securities shall be subject to the provisions of Section 10.1.

            Person: means any individual, corporation, partnership, trust or other entity of any nature whatsoever.

            Piggyback Registration: shall have the meaning set forth in Section 3.1.

            Registrable Securities: means, with respect to any Holder, (a) all shares of Common Stock beneficially owned by such Holder; and (b) all other securities issued or distributed by the Company with respect to, or in exchange for, the Common Stock pursuant to a stock dividend or distribution, stock split, merger, consolidation, reorganization, recapitalization, reclassification, conversion right or otherwise. Shares of Common Stock held by any Holder shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act pursuant to Section 2.1 of this Agreement and such securities shall have been disposed of pursuant to such registration statement, (ii) such securities shall have been sold or otherwise distributed pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) they may be freely transferred by such Holder pursuant to Rule 144 under the Securities Act without compliance with paragraph (e) thereto, (iv) all such securities then held by such Holder can be transferred within a single 90-day period pursuant to Rule 144 under the Securities Act within the limits specified in paragraph (e)(l)(i) thereof, provided that, in the case of clauses (iii) and (iv), the Company shall have complied with paragraph (c) thereof, or (v) such securities shall have ceased to be outstanding.

            Registration Statement: shall have the meaning set forth in Section 2.1.

            Securities Act: means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

            Shareholders: shall have the meaning set forth in the recitals.

            Shelf Registration: shall have the meaning set forth in Section 2.1.

            Transfer: means any transfer, sale, gift, assignment, distribution, conveyance, pledge, hypothecation, encumbrance or other voluntary or involuntary transfer of title or beneficial interest, whether or not for value, including, without limitation, any disposition by operation of law or any grant of a derivative or economic interest therein.

                                   ARTICLE II

                               SHELF REGISTRATION

            2.1. Shelf Registration. The Company shall use its reasonable best efforts promptly to amend the existing resale registration statement on Form S-3, Number 333-104248 (the "Registration Statement"), filed with the Commission, relating to the offer and sale of the Registrable Securities by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Registration Statement and Rule 415 under the Securities Act (the "Shelf Registration"). The Company shall use its reasonable best efforts to have such Shelf Registration declared effective by the Commission as promptly as practicable thereafter. The Company shall use its reasonable best efforts to keep the Registration Statement effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Registrable Securities for the period beginning on the date on which such Registration Statement is declared effective and ending on the date that there are no Registrable Securities (the "Shelf Registration Period"). (As used herein, except as otherwise provided or unless the context otherwise requires, the term "prospectus" refers to the prospectus included in the Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such prospectus.) The Company's obligations under this Section
2.1 are subject to the provisions of Section 4.1.

            2.2. Notice of Offering. Notwithstanding anything in Section 2.1 to the contrary, in the event that the Registration Statement is prepared on a Form S-1, any Holder intending to distribute a prospectus in connection with the sale of Registrable Securities, shall, prior to such distribution, provide the Company with 5 business days prior written notice of such intention, in order to provide the Company with sufficient time to amend, supplement, and/or otherwise update the Registration Statement to permit the prospectus included therein to be lawfully delivered.

                                   ARTICLE III

                             PIGGYBACK REGISTRATION

            3.1. Notice of Registration. In the event that at any time the Company proposes to register any of its Common Stock, either for its own account or for the account of any Person other than the Holders, but not including a registration (i) relating to employee stock option or purchase plans or (ii) relating to a transaction pursuant to Rule 145 under the Securities Act (a "Piggyback Registration"), the Company will:

            (X) promptly give written notice thereof to the Holders; and

            (Y) use its best efforts to include in such Piggyback Registration and in any underwriting involved therein up to all of the Registrable Securities which the Holders request in writing to be so included within 20 days after receipt of such written notice from the

Company. Any Holder of Registrable Securities shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 3 by giving written notice to the Company, within a reasonable time, of its request to withdraw. The Company's obligations under this Section 3.1 are subject to the provisions of Section 4.1.

            3.2. Underwriting. If the registration of which the Company gives notice is for a registered underwritten public offering, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3.1, and the right of the Holders to include Registrable Securities in such registration shall be conditioned upon the Holders' participation in such underwriting and the entry of the participating Holders (together with the Company and other holders distributing their securities through such underwriting) into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.

            3.3. Priority. If the underwriter of the registered public offering referred to in Section 3.2 shall advise the Company in writing that marketing factors require a limitation of the amount of securities to be underwritten, securities shall be included in such offering in the following priority: first, the Common Stock proposed to be registered by the Company; second, Registrable Securities requested to be included in such registration by persons having rights under that certain Registration Rights Agreement of the Company dated as of November 25, 2002; and third, Registrable Securities requested to be included in such registration by requesting Holders pursuant to Section 3.1, pro rata on the basis of the number of Registrable Securities requested to be included by such Holders. Any securities excluded pursuant to the provisions of this Section
3.3 shall be withdrawn from and shall not be included in such Piggyback Registration.

                                   ARTICLE IV

              PERMITTED DELAYS IN REGISTRATION; HOLDBACK AGREEMENTS

            4.1. Suspension of Company Obligations. Notwithstanding anything to the contrary set forth in this Agreement, the Company's obligation under Article II of this Agreement to file the Registration Statement and to use its best efforts to cause Registrable Securities to be registered as provided therein shall be suspended in the event either (i) the Company is engaged in an underwritten primary offering and the Company is advised in writing by the underwriters that the sale of Registrable Securities would have a material adverse effect on such primary offering, or (ii) in the good faith opinion of counsel to the Company's Board of Directors, effecting the registration of Registrable Securities would adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction or would require the Company to make public disclosure of information the public disclosure of which would have a material adverse effect upon the Company (any of the events set forth in clauses (i) and (ii) being hereinafter referred to as a "Suspension Event"), but such suspension shall occur on not more than one occasion in a 365-day period and shall continue only for so long as such event or its effect is continuing, but in no event will any such suspension exceed 100 days. The Company shall promptly notify the Holders in writing of the existence of any Suspension Event, and with such notice shall provide the Holders with a copy of such underwriters' determination (in the case of clause (i) above), or such opinion of counsel to the Board of Directors (in the case of clause (ii) above).

            4.2. Restrictions on Public Sale by Holders. Each Holder agrees, if requested in writing by:

            (i) the managing underwriter or underwriters in an underwritten primary offering of equity securities of the Company made pursuant to the Securities Act; or

            (ii) the principal placement agent or agents in any offering of equity securities to be effected by the Company pursuant to an exemption from registration under the Securities Act;

not to effect any public sale or distribution of any Registrable Securities, including a sale pursuant to Rule 144 (or any successor provision) under the Securities Act (except to the extent included in any such offering or distribution pursuant to Sections 2.1 or 3,1), during the period starting with the date 15 days prior to and ending on the date 90 days after the closing date of any such offering, sale or distribution; provided that, with respect to a given offering of securities, (x) each other Holder is similarly restricted and
(y) each director and executive officer (including any "key" employees) of the Company agrees in writing to identical restrictions.

            4.3. Release from Restrictions. The Company may, in its sole and absolute discretion, elect to waive the applicability in any particular instance of the provisions of Section 4.2.

                                    ARTICLE V

                             REGISTRATION PROCEDURES

            5.1. Registration Procedures. In connection with each registration to be effected by the Company pursuant to this Agreement in which any Holder is participating, the Company shall keep the Holder advised in writing as to the initiation of each registration and as to the completion thereof. In connection with each such offering, the Company shall as expeditiously as possible, at its sole expense:

            (a) prepare and file with the Commission a registration statement with respect to such Holder's Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective, and thereafter use its best efforts to keep such registration statement, in the case of the Shelf Registration, continuously effective for the Shelf Registration Period, and in the case of the Piggyback Registration, until the distribution described in the registration statement relating thereto has been completed;

            (b) in connection with the preparation and filing of a registration statement, give the Holders, the underwriters, if any, and their respective counsel, the opportunity to participate (including the inclusion of any reasonable comments proposed by the Holders) in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto (provided that the Company shall not file any such registration statement including Registrable Securities or amendment thereto or any related prospectus or any supplement thereto to which such Holders or the managing underwriter or underwriters, if any, shall reasonably object in writing), and give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers, its counsel and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Holder's and such underwriters' respective counsel, to conduct a reasonable due diligence investigation within the meaning of the Securities Act;

            (c) furnish to the Holders and to the underwriters of the Registrable Securities such number of copies of the registration statement, preliminary prospectus, final prospectus and other documents incident thereto as such underwriters and Holders from time to time may reasonably request;

            (d) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

            (e) register or qualify the Registrable Securities under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by any of the Holders for the distribution of the Registrable Securities covered by the registration statement to be sold by such Holders; and to take any other action which may be reasonably necessary to enable such Holders to consummate the disposition in such jurisdictions in the United States of such Registrable Securities owned by such Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, or to subject itself to taxation in any such jurisdiction;

            (f) enter into an underwriting agreement in customary form and substance reasonably satisfactory to the Company, the Holders and the managing underwriter or underwriters of the public offering of Registrable Securities, if the offering is to be underwritten, in whole or in part, provided that the Holders shall be a party to such underwriting agreement and the Holders may, at their option, require that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the Holders. The Holders shall not be required to make any representations or warranties to or agreement with the Company or the underwriters other than representations, warranties or agreements regarding the Holders and their intended method of distribution and any other representation or warranty required by law;

            (g) promptly notify the Holders at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such Holder prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, provided that each Holder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in this Section 5.l(g), such Holder shall forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by this Section 5.l(g) and, if so directed by the Company, such Holder shall use its reasonable best efforts to deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice;

            (h) use its reasonable best efforts promptly to obtain the withdrawal of any stop order suspending the effectiveness of a registration statement, or any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction;

            (i) furnish, at the request of a Holder on the date that any Registrable Securities are to be delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to such Holder and (ii) a letter dated such date, from the independent certified public accountants of the Company who have certified the Company's financial statements included in such registration statement, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to such Holder;

            (j) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission to effect the prompt registration of the securities covered by the registration statement, and make generally available to the Holders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months beginning after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 1l(a) of the Securities Act; and

            (k) list all Registrable Securities covered by such registration statement on the American Stock Exchange or such other national securities exchange or inter-dealer quotation system as may be mutually agreed upon by the parties and such securities exchange.

                                   ARTICLE VI

                                 INDEMNIFICATION

            6.1. Indemnification by the Company. In the event of any registration of any Registrable Securities pursuant to this Agreement under the Securities Act, the Company will, and hereby does, indemnify and hold harmless each participating Holder, each of its trustees, beneficiaries, directors, officers, employees, agents, advisors and controlling persons, if any, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person who controls any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such participating Holder or any such Person, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company will reimburse each participating Holder and each such Person, underwriter and controlling person for any reasonable legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such participating Holder or any other Person who participates as an underwriter in the offering or sale of such securities, in either case, specifically stating that it is for use in the preparation thereof; and provided, further, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus or supplement to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any participating Holder or any such underwriter or controlling person and shall survive the transfer of such securities by the Holder.

            6.2. Indemnification by Participating Holders. Each of the participating Holders whose Registrable Securities are included or to be included in any registration statement, as a condition to including Registrable Securities in such registration statement, agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6.1) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person who controls any such underwriter within the meaning of the Securities Act with respect to any untrue statement or alleged untrue statement of a material fact in or omission or alleged omission to state a material fact from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company pertaining to such participating Holder by such participating Holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. The obligation to provide indemnification pursuant to this Section 6.2 shall be several, and not joint and several, among the participating Holders. The indemnity provided by each Holder under this Section
6.2 shall be limited to an amount equal to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer, or any such underwriter or controlling person and shall survive the transfer of such securities by any participating Holder.

            6.3. Notices of Claims. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 6.1 or 6.2, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 6.1 or 6.2, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation, provided that the indemnified party may participate in such defense at the indemnified party's expense and provided, further, that all indemnified parties shall have the right to employ one counsel to represent them if, in the reasonable judgment of such indemnified parties, it is advisable for them to be represented by separate counsel by reason of having legal defenses which are different from or in addition to those available to the indemnifying party, and in that event the reasonable fees and expenses of such one counsel shall be paid by the indemnifying party. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for the indemnified parties with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel for the indemnified parties. No indemnifying party shall consent to entry of any judgment or enter into any settlement without the consent of the indemnified party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. No indemnifying party shall be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

            6.4. Other Indemnification. Indemnification similar to that specified in the preceding Sections of this Article VI (with appropriate modifications) shall be given by the Company and any participating Holder with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

            6.5. Indemnification Payments. The indemnification required by this
Article VI shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

            6.6. Contribution. If, for any reason, the foregoing indemnity is unavailable, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of the expense, loss, claim, damage or liability
(a) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (b) if the allocation provided by clause (a) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount otherwise payable hereunder, in the proportion as is appropriate to reflect not only the relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation. The contribution provided by each participating Holder under this Section 6.6 shall be limited to an amount equal to the net proceeds received by such participating Holder from the sale of Registrable Securities pursuant to such registration statement.

                                   ARTICLE VII

                              REGISTRATION EXPENSES

            7.1. Registration Expenses. All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, including, without limitation: (i) all registration, filing and National Association of Securities Dealers fees and expenses; (ii) all fees and expenses associated with compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing, messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company and the Holders, except to the extent otherwise provided in this Section 7.1; (v) all application and filing fees in connection with listing the Registrable Securities on a securities exchange pursuant to the requirements hereof; and
(vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses associated with preparing any special audit and comfort letters required by or incident to such performance or compliance).

            The Company will reimburse the Holders of Registrable Securities registered pursuant to the Registration Statement, or any Piggyback Registration, for the reasonable fees and disbursements of not more than one counsel, which shall be chosen by Holders of a majority of Registrable Securities being registered pursuant to such registration. Notwithstanding the provisions of this Section 7.1, each Holder shall bear the expense of any broker's commission, agency fee or underwriter's discount or commission.

                                  ARTICLE VIII

                             INFORMATION BY HOLDERS

            8.1. Information Regarding Holders. Each Holder shall furnish to the Company and any applicable underwriter such information regarding such Holder and the distribution proposed by such Holder as the Company or such underwriter may request in writing and as shall be required in connection the registration referred to in this Agreement.

                                   ARTICLE IX

                                 RULE 144 SALES

            9.1. Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the Commission which may permit the sale of Registrable Securities to the public without registration or through short form registration forms the Company agrees to:

            (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after 90 days after the Effective Date;

            (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

            (c) furnish to each Holder, so long as such Holder owns any Registrable Securities, forthwith upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the Effective Date), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission permitting such Holder to sell any such securities without registration.

                                    ARTICLE X

                               TRANSFER OF RIGHTS

            10.1. Transfer or Assignment. The rights granted hereunder by the Company may be assigned or otherwise conveyed to the respective Permitted Transferees of the Shareholders. It shall be a condition to any Transfer that
(a) such Transfer is effected in accordance with applicable federal and state securities laws, (b) such transferee or assignee becomes a party to this Agreement or agrees in writing to be subject to the terms hereof to the same extent as if it were the Holder hereunder, and (c) the Company is given written notice by the Holder of said Transfer, stating the name and address of said transferee and identifying the securities with respect to which such registration rights are being assigned.

                                   ARTICLE XI

                                   TERMINATION

            11.1. Termination. This Agreement and the rights provided hereunder shall terminate and be of no further force and effect with respect to each Holder on such date as such Holder shall no longer hold any Registrable Securities.

                                   ARTICLE XII

                                  MISCELLANEOUS

            12.1. Remedies for Breach. It is expressly understood that the equitable remedies of specific performance and injunction shall be available for the enforcement of the covenants and agreements herein, and that the availability of these equitable remedies shall not be deemed to limit any other right or remedy to which any party to this Agreement would otherwise be entitled.

            12.2. Successors and Assigns. Subject to the provisions of Section 10.1, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors, assigns and transferees of the parties. If any successor, assignee or transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

            12.3. Notices. All notices and other communications provided for hereunder shall be in writing and sent by registered or certified mail, return receipt requested, postage prepaid or delivered. in person or by courier, telecopier or electronic mail, and shall be deemed to have been duly given when received, by the party to whom such notice is to be given at its address set forth below, or at such other address for the party as shall be specified by notice given pursuant hereto:

            (a)   if to the Company, to:

                  LODGIAN, INC.
                  3445 Peachtree Road - Suite 700
                  Atlanta, Georgia 30326
                  Attention: General Counsel

            (b) If to a Holder, to such Holder at the address set forth for such Holder in the stock records of the Company.

            12.4. Governing Law. This Agreement and any controversy or claim arising out of or relating to this Agreement shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of laws.

            12.5. Consent to Jurisdiction and Service of Process. Each of the Company and each Holder hereby irrevocably appoints the Corporation Trust Company, at its office at 1209 Orange Street, Wilmington, DE 19801, its lawful agent and attorney to accept and acknowledge service of any and all process against it in any action, suit or proceeding arising in connection with this Agreement and upon whom such process may be served, with the same effect as if such party were a resident of the State of Delaware and had been lawfully served with such process in such jurisdiction, and waives all claims of error by reason of such service, provided that in the case of any service upon such agent and attorney, the party effecting such service shall also deliver a copy thereof to each other party at the address and in the manner specified in Section 12.3. Each of the Company and each Holder will enter into such agreements with such agent as may be necessary to constitute and continue the appointment of such agent hereunder. In the event that such agent and attorney resigns or otherwise becomes incapable of acting as such, each party will appoint a successor agent and attorney in Wilmington, Delaware, reasonably satisfactory to the Company, with like powers. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the United States District Court for the District of Delaware or any court of the State of Delaware located in the City of Wilmington in any such action, suit or proceeding, and agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on forum non conveniens or any other objection to venue therein); provided, however, that such consent to jurisdiction is solely for the purpose referred to in this
Section 12.5 and shall not be deemed to be a general submission to the jurisdiction of said courts or in the State of Delaware other than for such purpose. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any other party in any other jurisdiction.

            12.6. Entire Agreement; Amendments and Waivers. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions whether oral or written, of the parties. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by all parties. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

            12.7. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Copies of executed counterparts transmitted by telecopy or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 12.7.

            12.8. Severability. In the event that any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

            12.9. Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

            12.10. Headings. The headings of the Articles and Sections herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

            12.11. Gender and Other References. Unless the context clearly indicates otherwise, the use of any gender pronoun in this Agreement shall be deemed to include all other genders, and singular references shall include the plural and vice versa.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                       LODGIAN, INC.


                       By:
                          ------------------------------------------------
                          Name:  Daniel E. Ellis
                          Title: Senior Vice President and Secretary

                       OCM REAL ESTATE OPPORTUNITIES FUND II, L.P
                       By:   OAKTREE CAPITAL MANAGEMENT, LLC,
                             its General Partner


                             By:
                                ------------------------------------------
                                Name:
                                Title:


                             By:
                                ------------------------------------------
                                Name:
                                Title:

                       BRE/HY FUNDING L.L.C.

                       By:
                          ------------------------------------------------
                          Name:
                          Title:


                       MERRILL LYNCH, PIERCE, FENNER & SMITH
                                 INCORPORATED


                       By:
                          ------------------------------------------------
                          Name:
                          Title:

                                   SCHEDULE A

        NAME OF SHAREHOLDER        NUMBER OF SHARES
                                   OF COMMON STOCK

-------------------------------------------------------
        OCM Real Estate
        Opportunities Fund II,
        L.P.
        BRE/HY Funding
        L.L.C.
        Merrill Lynch, Pierce,
        Fenner & Smith
        Incorporated

                                      A-1